Note 11 - Investments in Unconsolidated Entities - Summary of Reconciliation of Carrying Amounts of Investments (Details) - OPay Digital Services Limited [member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Disclosure of unconsolidated structured entities [line items]
Carrying amount, balance	$ 253,300	$ 86,100
Shares acquired recognized at fair value	0	77,362
Fair value gain on investment	5,000	89,838
Carrying amount, balance	$ 258,300	$ 253,300